                                                                   EXHIBIT 99.1

FOR IMMEDIATE RELEASE

            AES REPORTS EARNINGS OF $0.29 PER SHARE FOR THE QUARTER,
                            UP 93% FROM YEAR EARLIER

     DIVERSE BUSINESSES AGAIN CONTRIBUTE TO PREDICTABLE EARNINGS PERFORMANCE

ARLINGTON, VA, OCTOBER 26, 2000 -- The AES Corporation (NYSE: AES) announced today that net income was $134 million for the quarter ended September 30, 2000, a 131% increase over net income of $58 million for the third quarter of 1999. Diluted earnings per share were $0.29 for the quarter, compared to $0.15 for the same quarter in 1999. Revenues for the quarter were $1.8 billion, an increase of 108% from $847 million in the third quarter of 1999.

For the nine months ended September 30, 2000, net income before extraordinary item was $427 million or $0.95 per diluted share as compared to $116 million or $0.30 per diluted share for the same period in 1999. Net income was $420 million for the nine months ended September 30, 2000. Revenues increased 125% for the nine months ended September 30, 2000 to $4.8 billion.

Barry J. Sharp, Chief Financial Officer, commented, "Our results for the third quarter continue to show the strength of our diversified portfolio of businesses around the world. Net income and earnings per share growth over last year were 131% and 93% percent, respectively. This reflects significant improvement in operating results, particularly from South America, including Brazil and Venezuela, and despite the offsetting impact of foreign currency transaction losses that amounted to approximately $.04 per share in the 2000 quarter and $.10 per share in the 1999 quarter. Revenues also grew 108% in the third quarter to approximately $1.8 billion, bringing the year to date amount to approximately $4.8 billion."

Dennis W. Bakke, President and Chief Executive Officer, stated, "We just turned 19 years old and feel as vibrant as ever. During the third quarter, our young company continued to expand rapidly its global businesses to serve the people of the world. We are demonstrating that our robust, long term, stable earnings growth is one outcome of our business model that puts a priority on serving through a diverse collection of independent businesses around the world that focus on electricity and other services."

Business development milestones in 2000 include the following:

- In September, AES entered the Bolivian telecom market with the purchase of 100% of Redibol, a Competitive Access Provider based in La Paz, for $2.5 million.

- In September, AES and EDF International S.A. announced they have entered into an agreement to jointly acquire the 11.68% interest in Light Servicos de Eletricidade S.A. ("Light") owned by two subsidiaries of Reliant Energy for $430 million.

- In September, AES began construction on a $340 million electric power plant and liquefied natural gas ("LNG") importing facility located in the Dominican Republic.

- In August, AES completed the acquisition of a 59% stake in the 1,000 MW hydroelectric facility of Hidroelectrica Alicura S.A. ("Alicura") in Argentina from Southern Energy, Inc. ("SEI") and its partners.

- In August, AES and REI announced that they have entered into an agreement whereby a subsidiary of AES will acquire Reliant Energy International's interest in El Salvador Energy Holdings, S.A. ("ESEH"), which owns three distribution companies in El Salvador.

- In August, subsidiaries of AES issued approximately $1 billion of non-recourse project bonds to refinance outstanding debt at the Drax Power Station, located in North Yorkshire, England.

- In August, a subsidiary of AES entered into an agreement whereby AES will acquire the

     49% interest held by TransCanada PipeLines Limited in the Songo Songo Gas-to-Electricity Project in Tanzania.

- In July, AES and IPALCO Enterprises Inc. announced that they entered an agreement whereby AES will acquire IPALCO Enterprises, Inc.

- In June, AES acquired approximately 87% of the stock of C.A. La Electricidad de Caracas, an integrated electricity company serving Caracas, Venezuela.

- In June, a subsidiary of AES completed an $815 million non-recourse financing for a circulating fluidized bed coal-fired facility currently being built on the south coast of Puerto Rico.

- In May, a subsidiary of AES acquired 100% of Tractebel Power Ltd., ("TPL") from Tractebel S.A. With this transaction, AES owns approximately 92% of NIGEN's common stock.

- In May, AES announced that it won a bid to purchase a 70% interest in the 1,580 MW Mohave Generating Station in Laughlin, Nevada for approximately $667 million.

- In April, AES announced it intends to launch a tender offer to acquire all outstanding common and preference shares of Brazilian generation company Compania de Geracao de Energia Eletrica Tiete ("Tiete").

- In March, a subsidiary of AES acquired for $8 million, GeoUtilities Inc., an internet-based superstore for energy, telecom and other vital services.

- In March, a subsidiary of AES completed a financing associated with 823 MW of generating facilities in the Republic of Georgia. The financing included the acquisition of the 600 MW Gardabani thermal plant and the establishment of 25-year concessions for the Khrami I and II hydro stations, which have a combined capacity of 223 MW.

- In March, a subsidiary of AES completed a $440 million non-recourse project financing for AES Red Oak, an 832 MW natural gas-fired combined cycle plant in Sayerville, New Jersey.

- In February, AES announced that a subsidiary had reached an agreement with the Bulgarian state-owned electric utility NEK, that will allow AES to build, own, operate and transfer a $750 million lignite-fired power plant.

- In January, a subsidiary of AES agreed to acquire 59% of the outstanding preferred (non-voting) shares of Eletropaulo S.A. ("Eletropaulo").

- In January, a subsidiary of AES and Caterpillar Inc. reached a service agreement for multiple energy products that will result in the construction of a 45 MW cogeneration plant in Mossville, Illinois.

AES is a leading global power company comprised of competitive generation, distribution and retail supply businesses in Argentina, Australia, Bangladesh, Brazil, Canada, China, Dominican Republic, El Salvador, Georgia, Hungary, India, Kazakhstan, the Netherlands, Mexico, Pakistan, Panama, the United Kingdom, the United States and Venezuela.

The company's generating assets include interests in one hundred and thirty four facilities totaling over 48 gigawatts of capacity. AES's electricity distribution network has over 920,000 km of conductor and associated rights of way and sells over 126,000 gigawatt hours per year to over 17 million end-use customers. In addition, through its various retail electricity supply businesses, the company sells electricity to over 154,000 end-use customers.

AES is dedicated to providing electricity worldwide in a socially responsible way.

This news release may include forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results are discussed in AES's filings with the Securities and Exchange Commission, and readers are encouraged to read those filings to learn more about the risk factors associated with AES's businesses.

                                    * * * * *

     For more general information visit our web site at www.aesc.com or contact investor relations at investing@aesc.com. The list aes-pr-announce is an automated mailing list and can be found on the investing page of our web site. Those who subscribe to this list will receive updates when AES issues a press release.

THE AES CORPORATION

CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED SEPTEMBER 30, 2000 & 1999


-------------------------------------------------------------------------------------------
                                            QUARTER       QUARTER
                                             ENDED          ENDED           PERCENTAGE
                                            9/30/00        9/30/99            CHANGE
-------------------------------------------------------------------------------------------
($ in millions, except per share amounts)

REVENUES:
Sales and services                           $ 1,761       $   847            108%

OPERATING COSTS
 AND EXPENSES:
Cost of sales
 and services                                  1,308           609           (115%)
Selling, general and
administrative expenses                           21            13            (62%)
                                             -------       -------
TOTAL OPERATING COSTS AND EXPENSES             1,329           622           (114%)
                                             -------       -------
OPERATING INCOME                                 432           225             92%

OTHER INCOME AND
 (EXPENSE):
Interest expense                                (365)         (141)          (159%)
Interest and other income                         48            15            220%
Equity in earnings (loss) of
 affiliates (before income tax)                  103            (3)           n/a
                                             -------       -------
INCOME BEFORE
 INCOME TAXES
 AND MINORITY
 INTEREST                                        218            96            127%

Income tax provision                              52            27            (93%)
Minority interest                                 32            11           (191%)
                                             -------       -------

NET INCOME                                   $   134       $    58            131%
                                             -------       -------
                                             -------       -------
DILUTED EARNINGS PER SHARE:                  $  0.29       $  0.15             93%
                                             -------       -------
                                             -------       -------

Diluted weighted average
shares outstanding (in millions)                 483           394
                                                 ---           ---
                                                 ---           ---


THE AES CORPORATION

CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED SEPTEMBER 30, 2000 & 1999

-------------------------------------------------------------------------------------------
                                               9 MONTHS      9 MONTHS
                                                 ENDED        ENDED           PERCENTAGE
                                               9/30/00        9/30/99           CHANGE
-------------------------------------------------------------------------------------------

$ in millions, except per share amounts)

REVENUES:
Sales and services                              $ 4,775       $ 2,125            125%

OPERATING COSTS
 AND EXPENSES:
Cost of sales
 and services                                    3,568         1,439           (148%)
Selling, general and
administrative expenses                             69            44            (57%)
                                                -------       -------
TOTAL OPERATING COSTS
 AND EXPENSES                                    3,637         1,483           (145%)
                                                -------       -------
OPERATING INCOME                                 1,138           642             77%

OTHER INCOME AND
 (EXPENSE):
Interest expense                                  (947)         (417)          (127%)
Interest and other income                          148            46            222%
Equity in earnings (loss) of
 affiliates (before income tax)                    320           (57)           n/a
                                                -------       -------
INCOME BEFORE
 INCOME TAXES
 AND MINORITY
 INTEREST                                          659           214            208%
Income tax provision                               166            55           (202%)
Minority interest                                   66            43            (53%)
                                                -------       -------
INCOME BEFORE
  EXTRAORDINARY ITEM                               427           116            268%

Extraordinary item, net of tax -
Early extinguishment of debt                        (7)         --              n/a
                                                -------       -------
NET INCOME                                     $   420       $   116            262%
                                                -------       -------
                                                -------       -------
DILUTED EARNINGS PER SHARE:
Before extraordinary item                         0.95          0.30            217%
Extraordinary item                               (0.02)         --              n/a
                                                -------       -------
Total                                          $  0.93       $  0.30            210%
                                                -------       -------
                                                -------       -------
Diluted weighted average
  shares outstanding (in millions)                 469           383
                                                   ---           ---
                                                   ---           ---

THE AES CORPORATION

UNAUDITED SUPPLEMENTAL DATA
FOR THE QUARTER ENDED SEPTEMBER 30, 2000

                              ----------------------------1999-----------------------------  -----------------2000---------------
                              1ST QTR.     2ND QTR.     3RD QTR.     4TH QTR.       YEAR       1ST QTR.     2ND QTR.     3RD QTR.
                              --------     --------     --------     --------       ----       --------     --------     --------
GEOGRAPHIC-% of Total

 NORTH AMERICA
 Revenues                       27%          31%          45%          39%          37%          37%          40%          37%
 EBCIT (1)                      35%          35%          40%          32%          35%          28%          32%          34%

 SOUTH/CENTRAL AMERICA
 Revenues                       38%          41%          33%          32%          35%          27%          31%          37%
 EBCIT                          17%          28%          36%          32%          29%          35%          46%          51%

 EUROPE
 Revenues                       14%           9%           9%          17%          13%          25%          19%          18%
 EBCIT                          23%           9%           9%          23%          17%          28%          12%           8%

 ASIA
 Revenues                       21%          19%          13%          12%          15%          11%          10%           8%
 EBCIT                          25%          28%          15%          13%          19%           9%          10%           7%


SEGMENTS-% of Total

 GENERATION
 Revenues                       61%          64%          63%          56%          60%          62%          52%          51%
 Operating Margin (2)           78%          80%          83%          76%          79%          83%          93%          76%
 EBCIT                          84%          78%          73%          79%          77%          70%          90%          65%

 DISTRIBUTION
 Revenues                       39%          36%          37%          44%          40%          38%          48%          49%
 Operating Margin               22%          20%          17%          24%          21%          17%           7%          24%
 EBCIT                          16%          22%          27%          21%          23%          30%          10%          35%

FINANCIAL HIGHLIGHTS-million $, except Total Assets in billion $

Revenues                       $  638      $  640      $  847      $1,128      $3,253      $1,476      $1,538      $1,761
EBCIT                          $  147      $  171      $  197      $  245      $  760      $  343      $  222      $  311
Net Income Excluding
  Extraordinary Items (3)      $   74      $   84      $   99      $  120      $  377      $  181      $  111      $  134
Total Assets (billions)        $   10      $   11      $   12      $   21      $   21      $   23      $   29      $   29
Deprec./Amort                  $   60      $   62      $   72      $   84      $  278      $  112      $  132      $  166
Parent EBITDA - LTM (4)        $  360      $  381      $  370      $  403      $  403      $  387      $  501      $  593





(1) EBCIT is net income excluding corporate interest, other corporate costs and income taxes.
(2) Operating Margin is revenues reduced by cost of sales, depreciation and amortization and other operating expenses.
(3) In 1999, Net Income Excluding Extraordinary Items also excludes foreign currency transaction gains and losses.
(4) Parent EBITDA is cash flow earnings distributed to parent less parent operating expenses for the last twelve months.